EXHIBIT 99.1

JOINT FILING AGREEMENT

We, the undersigned, hereby express our agreement that the attached Schedule 13D (or any amendments thereto) relating to the common stock of Personalis, Inc. on behalf of each of us.

Dated:  June 10, 2026

Lightspeed Venture Partners Select, L.P.

By:

Lightspeed General Partner Select, L.P.

Its

General Partner

By:

Lightspeed Ultimate General Partner Select, Ltd.

Its

General Partner

By:

/s/ Ravi Mhatre

Name: Ravi Mhatre

Title: Director

Lightspeed General Partner Select, L.P.

By:

Lightspeed Ultimate General Partner Select, Ltd.

Its

General Partner

By:

/s/ Ravi Mhatre

Name: Ravi Mhatre

Title: Director

Lightspeed Ultimate General Partner Select, Ltd.

By:

/s/ Ravi Mhatre

Name: Ravi Mhatre

Title: Director

Lightspeed Venture Partners VIII, L.P.

By:

Lightspeed General Partner VIII, L.P.

Its

General Partner

By:

Lightspeed Ultimate General Partner VIII, Ltd.

Its

General Partner

By:

/s/ Ravi Mhatre

Name: Ravi Mhatre

Title: Director

LSVP VIII Trust

By:

Lightspeed Trustee VIII, LLC

its

Trustee

By:

/s/ Ravi Mhatre

Name: Ravi Mhatre

Title: Member

Lightspeed Venture Partners Select IV, L.P.

By:

Lightspeed General Partner Select IV, L.P.

Its

General Partner

By:

Lightspeed Ultimate General Partner Select IV, L.L.C.

Its

General Partner

By:

/s/ Ravi Mhatre

Name: Ravi Mhatre

Title: Managing Member

Lightspeed General Partner Select IV, L.P.

By:

Lightspeed Ultimate General Partner Select IV, L.L.C.

Its

General Partner

By:

/s/ Ravi Mhatre

Name: Ravi Mhatre

Title: Managing Member

Lightspeed Ultimate General Partner Select IV, L.L.C.

By:

/s/ Ravi Mhatre

Name: Ravi Mhatre

Title: Managing Member

Lightspeed General Partner VIII, L.P.

By:

Lightspeed Ultimate General Partner VIII, Ltd.

Its

General Partner

By:

/s/ Ravi Mhatre

Name: Ravi Mhatre

Title: Director

Lightspeed Ultimate General Partner VIII, Ltd.

By:

/s/ Ravi Mhatre

Name: Ravi Mhatre

Title: Director

Lightspeed Trustee VIII, LLC

By:

/s/ Ravi Mhatre

Name: Ravi Mhatre

Title: Member